Exhibit 10.17

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR (II) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO ASTEA INTERNATIONAL, INC., REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH TRANSFER.

REVOLVING PROMISSORY NOTE

Up to $3,000,000	March 26, 2014

FOR VALUE RECEIVED, ASTEA INTERNATIONAL INC., a Delaware corporation, (“Borrower”), hereby absolutely, irrevocably, unconditionally promises to pay to the order of Zack Bergreen, an individual residing in Gwynedd Valley, Pennsylvania 19437 (“Lender”), in United States dollars and in immediately available funds, the principal sum of THREE MILLION DOLLARS ($3,000,000), or such lesser amount as may be advanced by Lender to Borrower from time to time in accordance with that certain Revolving Loan Agreement, dated as of May 29, 2013, between Borrower and Lender (as it may be amended, modified, extended or restated from time to time, the “Loan Agreement”), together with interest thereon, as provided in the Loan Agreement.  This Note is subject to all of the terms and conditions set forth in, and such terms and conditions are hereby incorporated herein by reference to, the Loan Agreement.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.  In the event of any conflict between the provisions of this Note and the Loan Agreement, the provisions of the Loan Agreement shall prevail.

Except as otherwise provided in the Loan Documents, all outstanding principal and interest with respect to Loan Advances shall be due and payable in full in cash on the Maturity Date.  The daily unpaid principal balance outstanding under this Note shall bear interest at the rate(s) set forth in the Loan Agreement.  The Loan Advances may be prepaid in whole or in part at any time without premium or penalty and amounts repaid may be re-borrowed in accordance with the provisions of the Loan Agreement.

Upon the occurrence and during the continuance of an Event of Default, Lender shall have, and shall be entitled to exercise, all of the rights and remedies set forth in the Loan Documents.

All payments in respect of amounts outstanding under this Note shall be paid in immediately available funds to the account(s) specified by Lender from time to time.  Any payment due in respect of this Note which falls due on a day other than a Business Day shall be made on the next Business Day.

Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note.  No extension of time for payment of this Note, and no alteration, amendment or waiver of any provision of this Note made by agreement between Lender and any other Person shall release, discharge, modify, change or affect the liability of Borrower under this Note.

Each right, power and remedy of Lender under this Note, the Loan Agreement, any other Loan Document, or under applicable laws shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies.  No failure or delay by Lender to insist upon the strict performance of any one or more provisions of this Note, the Loan Agreement, any other Loan Document, or to exercise any right, power or remedy consequent upon an Event of Default shall constitute a waiver thereof, or preclude Lender from exercising any such right, power or remedy.  No modification, change, waiver or amendment of this Note shall be deemed to be made unless in writing signed by Borrower and Lender.  This Note shall inure to the benefit of and be binding upon Borrower and Lender and their respective successors and assigns; provided that except as set forth in the Loan Agreement, Borrower shall have no right to assign any of its rights or delegate any of its obligations under this Note and Lender shall have no right to assign any of its rights or delegate any of its obligations under the Loan Documents.  The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of any other provision.  This Note shall be deemed to be made in, and shall be governed by the laws of, the State of Delaware (without regard to its conflicts of laws principles).  BORROWER HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA, AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF ITS OBLIGATIONS UNDER THIS NOTE OR ANY OTHER RELATED DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY.  BORROWER EXPRESSLY WAIVES ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED UPON LACK OF VENUE.  BORROWER FURTHER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 6(G) OF THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWER’S ADDRESS.

BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION.  BORROWER AND LENDER HEREBY KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND, ARISING UNDER OR OUT OF, OR OTHERWISE RELATED TO OR OTHERWISE CONNECTED WITH, THIS NOTE AND OR ANY RELATED DOCUMENT.  BORROWER FURTHER ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS NOTE AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH WITH ITS COUNSEL AND THAT BORROWER ON ITS OWN HAS MADE THE DETERMINATION TO EXECUTE THIS NOTE AND ALL OTHER DOCUMENTS TO WHICH BORROWER IS A PARTY AFTER CONSIDERATION OF ALL OF THE TERMS OF THIS NOTE AND SUCH OTHER DOCUMENTS (INCLUDING THE INTEREST RATE) AND OF ALL OTHER FACTORS WHICH BORROWER CONSIDERS RELEVANT.

UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT AS THAT TERM IS DEFINED IN THE LOAN AGREEMENT, BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR AT ANY TIME FOR BORROWER IN ANY ACTION BROUGHT AGAINST BORROWER ON THIS NOTE AT THE SUIT OF LENDER, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE UNPAID PRINCIPAL OF THIS NOTE AND ALL OTHER SUMS PAYABLE BY OR ON BEHALF OF LENDER PURSUANT TO THE TERMS OF THIS NOTE OR THE LOAN AGREEMENT, AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH COSTS OF SUIT, ATTORNEYS' COMMISSION FOR COLLECTION OF FIVE PERCENT (5%) OF THE TOTAL AMOUNT THEN DUE BY LENDER TO BORROWER (BUT IN ANY EVENT NOT LESS THAN FIVE THOUSAND DOLLARS ($5,000.00)), AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.  THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE HEREUNDER.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Revolving Promissory Note has been duly executed by the undersigned as of the day and year first above written.

BORROWER:

ASTEA INTERNATIONAL INC.

By: /s/Rick Etskovitz
Rick Etskovitz
Chief Financial Officer